COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS

                  THIS COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS ("Assignment") made as of this 30th day of May, 1997, by and between HLM DESIGN, INC. ("Borrower"), a Delaware corporation, and PACIFIC CAPITAL, L.P. ("Pacific"), a Delaware limited partnership, and EQUITAS, L.P. ("Equitas"), a Delaware limited partnership (Pacific and Equitas being sometimes referred to herein, collectively as "Lender" with Equitas acting as collateral agent for the Lender pursuant to that certain Intercreditor and Collateral Agent Agreement of even date herewith by and between the Lenders).

                               W I T N E S S E T H

                  WHEREAS, Lender has extended credit to Borrower pursuant to that Note Purchase Agreement of even date herewith by and among Lender, Borrower, Hansen Lind Meyer Inc. and BBH Corp. (together with any modifications or amendments thereof, the "Note Purchase Agreement"), on certain terms and conditions; and

                  WHEREAS, one condition to Lender's extension of credit to Borrower is that Borrower must provide Lender a first priority security interest in Borrower's architectural and engineering management and services contract rights;

                  NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

                  (1) Definition of Secured Indebtedness. As used herein, "Secured Indebtedness" shall mean all present and future debts and other obligations of Borrower to Lender under the Note Purchase Agreement, including those certain Promissory Notes of even date herewith in the aggregate original principal amount of $2,000,000.00 made by Borrower payable to the order of Lender, or each of them as the case may be, including all modifications, amendments, extensions and renewals thereof.

                  (2) Assignment; Security Interest. To secure the payment of the Secured Indebtedness Borrower hereby collaterally assigns to Lender (including Equitas, L.P., as agent for the benefit of Lender) and grants to Lender (including Equitas, L.P., as agent for the benefit of Lender) a security interest in all of Borrower's presently existing and hereafter arising contract rights arising from, or related or incidental to, management and services agreements (and all amendments and modifications thereof) which Borrower enters into with various architectural and engineering firms (each, an "Obligor," and collectively, the "Obligors"), including without limitation, those certain management and services agreements identified on Exhibit A attached hereto and incorporated by reference (collectively, the "Contracts"), copies of which are also attached hereto, together with all renewals, modifications, amendments and extensions thereof, and all existing and hereafter arising accounts and/or rights to receive payments associated therewith, rights to any claims and/or damages with respect thereto, and any and all proceeds from any of the foregoing (collectively the "Contract Rights").

                  (3) No Assumption of Obligations. Neither Lender's execution hereof nor Lender's exercise of any remedies hereunder shall cause Lender to assume any obligations of Borrower under the Contracts; provided, however, Lender may assume Borrower's obligations under any of the Contracts if Lender



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


 so agrees by written instrument specifically referencing this Paragraph and addressed to the respective Obligor thereto.


                  (4) Notice of Assignment. Borrower agrees to execute and cause each Obligor under the Contracts to execute that certain letter in substantially the same form as Exhibit B which is attached hereto and incorporated herein by reference.

                  (5) Warranties. Borrower warrants to Lender the following:

                           (a) Valid Contract. Each Contract is and shall remain
valid and enforceable according to its terms.

                           (b) No Default. No default presently exists under any
of the Contracts and no condition exists which, with the giving of notice, the passage of time, or both, would allow any party thereto to declare any other party in default under the terms of any of the Contracts.

                           (c) No Other Lien. Borrower's rights under the
Contracts are not subject to any other assignment, security interest, lien, claim or other encumbrance.

                           (d) Title. Borrower is the legal and equitable owner
of the Contracts and Contract Rights assigned hereby, and each Contract is described on Exhibit A attached hereto.

                           (e) No Amendments to Contract. The terms of the
Contracts have not been modified or waived as to vary in any way from the terms set forth in the copy of the Contracts attached hereto as Exhibit A, which represents the entire agreements between the contracting parties.

                  (6) Covenants. Borrower covenants with Lender as follows:

                           (a) Performance of Contract Obligations. Borrower
shall duly perform Borrower's obligations under the Contracts, and shall not cause or allow a default on its part thereunder.

                           (b) No Amendment Without Consent. Borrower shall not
modify, amend, cancel or waive any obligation or right of Borrower or any other party to the Contracts, without the prior written approval of Lender. Any attempted modification, amendment, cancellation or waiver without such consent shall be void.

                           (c) Notice of Default. Borrower shall promptly notify
Lender in writing if Borrower or any other party to any of the Contracts defaults thereunder.

                           (d) Supporting Documents. Borrower shall furnish
Lender any information that Lender may reasonably request pertaining to the Contracts. Upon the reasonable request of Lender, Lender shall cause Borrower or an independent auditor (at Borrower's expense) to obtain audit confirmations relating to the Contracts from any Obligor at any time.

                           (e) No Other Lien. Borrower shall not grant or allow
any security interest or lien to attach to the Contract Rights, except for the security interest provided for herein.

                           (f) Perfection/New Contracts/Assignments. Borrower
agrees to take such action that Lender may reasonably request at any time to perfect Lender's security interest in the Contract Rights, whether currently existing or hereafter arising. Borrower shall give Lender twenty (20) days written notice prior to entering into any new Contract, the terms of which shall be subject to Lender's prior written approval. Upon entering into any new Contract which is approved by Lender, Exhibit A to this Assignment shall be amended by Borrower and Lender to reflect the additional Contract. None of the Contracts shall prohibit a security interest and collateral assignment in favor of Lender (or subsequent assignee of Lender). Upon Lender's request, Borrower shall immediately execute and deliver to Lender additional specific assignments related to the Contracts, including those Contracts entered into following the date of this Assignment. A copy of this Assignment may be filed as a financing statement.

                           (g) Collection Rights of Lender. Upon the occurrence
of a default hereunder, Lender may notify any Obligor(s) to make all payments due under its respective Contract directly to Lender for the account of Borrower, and Borrower hereby directs each Obligor to comply with Lender's instructions without the need of confirmation from Borrower.

                           (h) Prohibition against Assignment. Except as
provided hereunder, neither Borrower nor any Obligor shall assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Borrower or Obligor without the required prior consent shall be void and shall be a default hereunder.

                  (7) Compliance with Law. Borrower warrants that the Contracts, and the performance by the parties of their obligations thereunder, comply with all applicable laws and regulations.

                  (8) Name. Borrower warrants that Borrower has not been known under or done business under any name other than the name used by Borrower in executing this Assignment. Borrower agrees to give Lender at least fifteen (15) days prior written notice before Borrower begins using any name other than that used in executing this Assignment.

                  (9) Further Assurances. Borrower covenants to execute such other assignments, security agreements, financing statements, and other documents that Lender may deem necessary to further evidence the obligations provided for herein or to perfect, extend, or clarify Lender's rights in any property and contract rights securing or intended to secure the Secured Indebtedness. Lender is hereby appointed as Borrower's attorney-in-fact for the signing of such documents. Borrower acknowledges that this power of attorney is coupled with an interest and is irrevocable.

                  (10) Default Defined. Applying the applicable cure periods as forth in the Note Purchase Agreement, the occurrence of any one or more of the following events shall constitute a default under this Agreement:

                           (a) Default under Note Purchase Agreement. The
occurrence of a default under the Note Purchase Agreement.

                           (b) Breach of Covenant. The failure of Borrower or
any other party to perform or observe any obligation or covenant made under this Assignment or with respect to the Secured Indebtedness.

                           (c) Breach of Warranty. Lender's discovery that any
representation or warranty in connection with this Assignment or the Secured Indebtedness is materially false.

                           (d) Contract Default or Termination. The occurrence
of a default under any Contract by any party thereto, or the termination or cancellation of any Contract whether voluntary or involuntary.




                  (11) Remedies Upon Default. Upon the occurrence of a default hereunder, Lender may pursue any or all of the following remedies, without any notice to Borrower except as required below:

                           (a) Exercise of Rights. Lender may, but shall not be
obligated to, exercise any or all of Borrower's rights under any or all of the Contracts. If Lender notifies an Obligor of Lender's election to exercise its rights under this Assignment, such Obligor shall thereafter give all notices concerning the respective Contract directly to Lender, and shall otherwise regard Lender as the sole owner of Borrower's rights under the Contract unless otherwise instructed by Lender. Borrower hereby directs each and every Obligor to comply with the provisions of this subparagraph upon receipt of said notice from Lender, without any inquiry on Obligor's part. An Obligor shall not be liable to Borrower for compliance with such notice. Lender may exercise Borrower's rights under the Contracts by giving any notice or demand; by initiating or settling any claim or administrative or judicial proceeding; or by taking any other action that is, in Lender's judgment, appropriate in connection with the exercise of Borrower's rights under the Contracts. Any such actions may be taken by Lender without notice to Borrower, and may be taken in Lender's own name or in the name of Borrower. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact for the purpose of so enforcing Borrower's rights under the Contracts. All expenses incurred by Lender in the course of enforcing Borrower's rights under the Contracts shall become part of the Secured Indebtedness.

                           (b) Performance of Obligations. Lender may, but shall
not be obligated to, perform or cause to be performed any or all of Borrower's obligations under the Contracts. Lender may take such action pursuant to the terms of the Contracts or pursuant to any demand made by any Obligor concerning the Contracts. Any demand made by any Obligor concerning the Contracts may be settled, complied with, or contested by Lender in its name or in Borrower's name and by any means, including administrative proceedings and litigation, without notice to Borrower. Borrower hereby appoints Lender as Borrower's attorney-in-fact for the purpose of settling or contesting any matter regarding Borrower's obligations under the Contracts. This power of attorney shall be deemed a power coupled with an interest. No action taken by Lender hereunder shall cause Lender to assume Borrower's obligations under the Contracts, except as otherwise provided herein. All expenses incurred by Lender in the course of performing Borrower's obligations under the Contracts shall become part of the Secured Indebtedness.

                           (c) Further Assignment. Upon five (5) days notice to
Borrower, Lender may assign Borrower's rights in any or all the Contracts to such party as Lender may elect, with all consideration therefor to be applied to the Secured Indebtedness as received. Lender may execute such assignment in Lender's own name or in the name of Borrower. Borrower hereby appoints Lender as Borrower's attorney-in-fact for the purpose of executing such an assignment. This power of attorney shall be deemed a power coupled with an interest.

                           (d) Setoff. Lender may exercise its lien upon and
right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and which belong to Borrower or any other person or entity liable for the payment of any or all of the Secured Indebtedness.

                           (e) Other Remedies. Borrower may seek any other
remedy available under any other document evidencing or securing the Secured Indebtedness or otherwise available at law or equity.

                           (f) Application of Proceeds. All amounts received by
Lender for Borrower's account through Lender's exercise of its remedies hereunder shall be applied as set forth in the Note Purchase Agreement.

                  (12) Incorporation of Exhibits. All Exhibits referred to in this Assignment are incorporated herein by this reference.

                  (13) Indulgence Not Waiver. Lender's indulgence in the existence of a default hereunder or any other departure from the terms of this Assignment shall not prejudice Lender's rights to declare a default or otherwise demand strict compliance with this Assignment.

                  (14) Cumulative Remedies. The remedies provided Lender in this Assignment are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

                  (15) Amendment and Waiver in Writing. No provision of this Assignment can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

                  (16) Notices. Any communications concerning this Assignment or the credit described herein shall be addressed as follows:

                           As to Borrower:

                           HLM Design, Inc.
                           Suite 2950
                           121 West Trade Street
                           Charlotte, NC 28202
                           Attention: Vernon Brannon

                           As to Lender:

                           Pacific Capital, L.P.
                           Suite 1070
                           3100 West End Avenue
                           Nashville, Tennessee 37203
                           Attention: Clay R. Caroland III

                           Equitas, L.P.
                           2000 Glen Echo Road
                           Suite 101
                           Nashville, Tennessee 37215
                           Attn: Shannon LeRoy

                           With a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street
                           Suite 1600
                           Nashville, Tennessee 37219
                           Attention: John W. Titus

Communications to be given to Lender shall only be effective when set forth in writing and actually received by an officer of Lender at the address indicated above. Communications to be given to Borrower shall be effective when actually or constructively received by Borrower or when set forth in writing and mailed or delivered to Borrower's address stated above. Lender or Borrower may change its address for receipt of notices by submitting the change in writing to the other party.

                  (17) Assignment. This Assignment shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Borrower and Lender, except that Borrower shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Borrower without the required prior consent shall be void.

                  (18) Entire Agreement. This Assignment and the other written agreements between Borrower and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein. Provided, if there is a conflict between this Assignment and any other document executed contemporaneously herewith with respect to the Secured Indebtedness, the provision most favorable to Lender shall control.

                  (19) Severability. Should any provision of this Assignment be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

                  (20) Time of Essence. Time is of the essence of this Assignment, and all dates and time periods specified herein shall be strictly observed, except that Lender may permit specific deviations therefrom by its written consent.

                  (21) Applicable Law. The validity, construction and enforcement of this Assignment and all other documents executed with respect to the Secured Indebtedness shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely within that state, in which state this Assignment has been executed and delivered.

                  (22) Gender and Number. Words used herein indicating gender or number shall be read as context may require.

                  (23) Captions Not Controlling. Captions and headings have been included in this Assignment for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

                  IN WITNESS WHEREOF, the parties hereto have caused this Collateral Assignment of Contract Rights to be executed and delivered on their behalf by their duly authorized officers, as of the date first set out above.

                                      THE UNDERSIGNED ACKNOWLEDGE A THOROUGH
                                      UNDERSTANDING OF THE TERMS OF THIS
                                      AGREEMENT AND AGREE TO BE BOUND THEREBY:

                                      Borrower:

                                      HLM DESIGN, INC.


                                      By:___________________________________

                                      Title:________________________________


                                      Lender:

                                      PACIFIC CAPITAL, L.P.

                                      By: Pacific Capital Corporation,
                                          General Partner

                                      By:___________________________________

                                      Title:________________________________


                                      EQUITAS, L.P.

                                      By: Tennessee Business Investments, Inc.,
                                           General Partner

                                      By:___________________________________

                                      Title:________________________________

                                    EXHIBIT A

              Contracts, together with amendments and modifications

                                    EXHIBIT B

                              PACIFIC CAPITAL, L.P.
                                  EQUITAS, L.P.

                                  May ___, 1997

VIA CERTIFIED MAIL-
RETURN RECEIPT REQUESTED
__________________________

Attn:_____________________
__________________________
__________________________



                  Re: Notice of Collateral Assignment of Contract Rights under that certain Management and Services Agreement dated ________, 1997 between HLM Design, Inc. and ________________ (the "Contract"); Consent to
                           Assignment to Pacific Capital, L.P. and Equitas, L.P. (collectively, "Lender")

Ladies and Gentlemen:

                  As you know, your firm, ______________________ ("Obligor"), has entered into the above-referenced Contract with HLM Design, Inc. ("HLM") whereby HLM will provide Obligor certain management services specified in the Contract and Obligor will pay HLM certain amounts on a [monthly] [quarterly] basis (the "Contract Payments") for said services, said Contract to expire ____________________ [any renewal options].

                  Please be informed that HLM's rights under the Contract, including HLM's right to the Contract Payments, is to be collaterally assigned to Lender, pursuant to that certain Collateral Assignment of Contract Rights ("Collateral Assignment") dated May 30, 1997, between HLM and Lender. HLM's entering into the Collateral Assignment is one of the conditions to Lender's extension of credit to HLM.

                  No provision of the Contract may hereafter be amended, waived, renewed, modified or extended without Lender's prior written consent. Obligor hereby agrees to promptly notify Lender in writing of any default under the Contract, and if said default is not cured by HLM within 20 days of Lender's receipt of written notice of the default, Obligor hereby agrees to give Lender 30 days thereafter to cure said default (collectively, the "Cure Period"). Obligor agrees that it shall not terminate the Contract in the event HLM is in default or breach of the Contract during the Cure Period. In the event of default, Obligor hereby agrees to permit Lender, or any agent appointed by Lender, to assume all of HLM's obligations under the Contract, and upon written notice from Lender to Obligor, and without the need of confirmation from HLM, Obligor will send all Contract Payments, and any other monies, due under the Contract directly to Lender at the such address as Lender may designate from time to time.

                  In the event Lender elects to assume HLM's obligations under the Contract, Lender shall be entitled to exercise any and all of HLM's renewal or extension options under the Contract and shall be entitled to all other rights and benefits under the Contract.

                  Notwithstanding the foregoing, Obligor and its affiliates agree to hold Lender harmless from any and all existing or future claims against HLM or its affiliates, or for any existing or future violations of any applicable laws by HLM or its affiliates, and shall not, as a result of said claims or violations, deduct or setoff any amounts payable by Obligor under the Contract. Upon Lender's request, Obligor agrees to furnish Lender with a letter confirming that neither Obligor, nor, to Obligor's knowledge, HLM, is in default under the Contract, and that Obligor is not aware of any fact that may now or in the future result in a default under the Contract.

                  This letter is a standard notice given by Lender when the rights under a contract are collaterally assigned to Lender. Please sign below to evidence your acknowledgment and consent to the terms of this letter, and return the original of this letter to Lender at the above- referenced address. HLM has consented to the sending of this notice and the terms contained herein, evidenced by its signature below.

                  Please contact Shannon LeRoy of Equitas, L.P. at (615) 383-8673 if you have any questions regarding this notice of collateral assignment of contract rights.

                            Sincerely,

                            PACIFIC CAPITAL, L.P.

                                      By:  Pacific Capital Corporation
                                      Its:  General Partner


                                      By: /s/ J. Larry Williams

                                      Title: Secretary-Treasurer

                            EQUITAS, L.P.

                                      By:  Tennessee Business Investments, Inc.
                                      Its:  General Partner


                                      By: /s/ Shannon LeRoy

                                      Title: President

                                        THE UNDERSIGNED, ACTING THROUGH ITS DULY
                                        AUTHORIZED OFFICER, HEREBY AGREES TO THE
                                        TERMS AND PAYMENT INSTRUCTIONS AS SET
                                        FORTH HEREIN.

                                        HLM DESIGN, INC., as assignor of its
                                        rights under the Contract


                                        By: /s/ Joseph M. Harris

                                        Title: President

                                        THE UNDERSIGNED, ACTING THROUGH ITS DULY
                                        AUTHORIZED OFFICER, HEREBY ACKNOWLEDGES
                                        AND CONSENTS TO THE ABOVE REFERENCED
                                        COLLATERAL ASSIGNMENT OF THE CONTRACT
                                        AND AGREES TO THE TERMS AND PAYMENT
                                        INSTRUCTIONS AS SET FORTH HEREIN.

                                        ___________________________, a _________
                                        corporation


                                        By:_____________________________________

                                        Title:__________________________________